Exhibit 99.2

DESCRIPTION OF DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Residential Credit Opportunities II, LLC (“Client”) from July 2015 through October 2016 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

All 948 loans were reviewed by AMC.

(3) Determination of the sample size and computation.

Morningstar Credit Ratings, LLC (“Morningstar”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class; however, diligence was performed on 100% of the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC collected data fields during the course of the review and compared it to the tape provided by the Client. The data reconciliation, where such information was available, involved twelve (12) potential fields as listed below:

Property Address	Original Rate	Original Purchase Price	Original LTV
Origination Date	Original Balance	Occupancy	Original DSCR
Maturity Date	Original Appraisal Value	Credit Scores	Borrower

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that were provided to AMC and/or as directed by Client. The credit review focuses on the borrower’s experience in property rehabilitation, credit profile and adherence to guidelines. The borrower’s assets were analyzed to determine whether there were sufficient funds for necessary repairs and the required equity in the project. Conformity to applicable guidelines was also assessed during the review.

Credit Application

AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section or attachments, and (iv) contained information concerning the borrowers’ property management / landlord experience.

Credit Report

AMC verified that a credit report was present for each applicable borrower and gathered data from such credit report including (i) representative FICO, (ii) credit scores from Equifax, Experian, and Transunion (if available), and (iii) the number and length of trade lines. In addition, AMC verified that any public records listed were disclosed on the application and adequately explained and in

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compliance with guidelines. Credit reports were not provided for Foreign Nationals.

Employment and Income

AMC determined whether applicable supporting employment and income documentation required by the guidelines was present in the mortgage loan file. While AMC did not calculate a borrower DTI, AMC did calculate a “Property DTI” per guidelines.

Documentation was also reviewed in order to verify employment and income. This documentation included (i) monthly rental income information, (ii) property vacancy status, and (iii) the presence of Articles of Incorporation. In addition, a reserve calculation was performed in accordance with the guidelines.

Asset Review

AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file. AMC verified that assets presented by the Borrower(s) supported the proposed renovations. Such assets included (i) depository account statements, (ii) stock or security account statements, (iii) settlement statement(s) or other evidence of conveyance and transfer of funds (if a sale of assets was involved), and (iv) operating accounts from other properties.

Insurance

AMC reviewed insurance information in the file to verify (i) the presence of Rent Loss insurance equal to six (6) months, (ii) that hazard insurance meet the minimum required amount of coverage in the guidelines, and (iii) that flood insurance certification was for the correct borrower, property, lender and loan number and was a “Life of Loan” certification. For properties in a flood zone per the flood certification, AMC confirmed that flood insurance met guidelines requirements (including coverage amount).

Title

AMC verified whether the appropriate vestee was on the title document (if a purchase, the seller; if a refinance, the borrower) and reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; the vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. AMC’s review looked for instances of delinquent taxes (non-liens) and the presence of oil, gas, water, or mineral rights.

(6) Value of collateral securing the assets: review and methodology.

AMC reviewed the appraisal included in the loan file for the following information: (i) property type, (ii) age of appraisal, (iii) verification of the property address, (iv) completeness and appropriateness of the appraisal form, (v) the analysis of demand, supply, and marketing time as contained in the appraisal, (vi) property values, (vii) appraiser comments regarding lot size, zoning, and well and septic conditions as well as legal use restrictions, (viii) a comparable sales analysis including age, distance, and adjustments, (ix) property age, (x) predominate market value, and (xi) a quality and condition ratings. In addition, AMC sought to verify the licensing of the appraiser, if possible.

AMC did not perform a secondary valuation review; however, AMC has been informed that such a review was performed.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

In addition to the procedures above, AMC conducted the following supplemental reviews:

Document Review

For each mortgage loan, AMC reviewed the loan file to verify whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical.

Initial Application	Hazard and/or flood insurance policies	Mortgage/Deed of Trust	Operating Agreement	Personal Guarantee
Credit Report	Appraisal	Note	Lease(s) and evidence of payment
Asset Documentation	Title / Preliminary Title	Certificate of Business Purpose / Non-Owner Occupancy	Landlord Experience
Sales Contract	Final HUD-1	Article of incorporation, if applicable	Fraud/OFAC reports

Compliance / Owner Occupancy Review

AMC reviewed the information contained in the mortgage file in order to: (i) verify the presence, signature presence, and correct address of a business purpose certificate and non-owner occupancy declaration, (iii) verify that the application and other supporting documentation (income/asset documentation, hazard insurance, license/passport/Visa, credit report, certificate of non-owner occupancy declaration) lists a borrower’s address different from the property address, (iii) verify that the appraisal states the property is tenant occupied or vacant, (iv) verify that the same person signed the application and non-owner occupancy declaration, (v) verify the presence of insurance (hazard coverage plus liability coverage; landlord/rent loss insurance) on the subject property, (vi) verify that the property appraisal contains a current rent / rental analysis, (vii) for a refinance and if in the guidelines, verify that there is a lease on the subject property, (viii) verify the presence of rental assignment language in the borrower contract, (ix) provide an indication whether the borrower is a renter or homeowner (if renter, reasonableness review of whether borrower is occupying the property based upon factors above and proximity), and (x) if part of the guidelines, confirm real estate landlord experience is present for the borrower (if not part of the guidelines, reasonableness review of whether borrower is occupying the property based on factors above and other indications as reasonably appropriate).

Servicing Review

AMC conducted a collection comment review on sixteen (16) mortgage loans that were seasoned greater than six (6) months but had exhibited a prior payment delinquency.

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SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC reviewed 948 mortgage loans in the securitization population. Of these loans, twelve (12) mortgage loans had an exception related to credit items and/or guideline adherence.

CREDIT REVIEW RESULTS SUMMARY

AMC conducted a credit review on all 948 loans in the securitization population. Twelve (12) mortgage loans were found to have exhibited a guideline exception; however, these exceptions were waived by the Client. Of the twelve (12) exceptions, ten (10) were DSCR exceptions, one (1) was an exception related to aged documentation, and one (1) was for items related to the reserves account.

Loan Grade	# Loans	% of Loans
A	936	98.73
B	12	1.27
C	0	0.00%
D	0	0.00%

NON-OWNER OCCUPIED RESULTS SUMMARY

AMC reviewed all 948 mortgage loans for non-owner occupancy through the procedures above. None of the loans have an open exception concerning non-owner occupancy.

VALUATION RESULTS SUMMARY

AMC did not provide a review of a secondary valuation.

SERVICING REVIEW SUMMARY

The servicing review was conducted on sixteen (16) mortgage loans. The payment history portion of the review showed that all loans were in a current status as of the date of the review; however, two (2) loans exhibited at least one delinquency during the proceeding twelve (12) month period.

DATA INTEGRITY REVIEW RESULTS SUMMARY

A tape integrity review was conducted by AMC utilizing data that was captured by AMC during the Guideline Review and comparing such information to the securitization tape. In total, 64 mortgage loans exhibited at least one (1) variance across ten (10) unique data fields.

Label	Delta(s)	% Loans
Note Date	17	1.79%
Representative FICO Score	15	1.58%
DSCR	10	1.05%
Borrower Name	10	1.05%
LTV	8	0.84%
Maturity Date	4	0.42%
Contract Sales Price	4	0.42%
Appraised Value	3	0.31%
Original Interest Rate	1	0.11%
Address	1	0.11%
Total	73

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ADDITIONAL LOAN POPULATION SUMMARY*

Purpose	# of Loans	Percentage of Loans
Refinance	766	80.80%
Purchase	182	19.20%

Property Type**	# of Loans	Percentage of Loans
Single Family Detached	512	54.01%
Unknown	134	14.14%
2 Family	111	11.71%
PUD	48	5.06%
Single Family Attached	47	4.96%
3 Family	42	4.43%
4 Family	36	3.80%
Condo (Low Rise)	9	0.95%
Townhouse	6	0.63%
Condo (High Rise)	2	0.21%
Multi (Blanket)	1	0.11%

Amortization Type	# of Loans	Percentage of Loans
ARM	529	55.80%
Fixed	419	44.20%

Lien Position	# of Loans	Percentage of Loans
1st	948	100.00%

Amortization Term	# of Loans	Percentage of Loans
360 Months	948	100.00%

*Percentages may not sum to 100% due to rounding.

**Please note that unknown property type is typically due to cross-collateralized loans where multiple property types may be collateralized by the same loan.

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